UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 27, 2014

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-27793	91-1238077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 N. Quay St. Bldg B1 Kennewick WA	993336
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 735-9092

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On February 27, 2014, the Board of Directors of Electronic Systems Technology, Inc. granted stock options to eligible Directors, Officers, and Employees, subject to the conditions set forth in the Board of Directors' resolutions set forth in the attached Exhibit 99.1 and the Electronic Systems Technology “Plan”, as follows:

Name	Status	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date
Melvin Brown	Director	25,000	$0.41	2/27/2017
Michael S. Brown	Director	25,000	$0.41	2/27/2017
Tom Kirchner	Officer, Director	25,000	$0.41	2/27/2017
John L. Schooley	Director	25,000	$0.41	2/27/2017
Robert Southworth	Director	25,000	$0.41	2/27/2017
Eric P. Marske	Employee	15,000	$0.41	2/27/2017
Sam Amaral	Employee	5,000	$0.41	2/27/2017
Alan Cook	Employee	5,000	$0.41	2/27/2017
Jason Muhlbeier	Employee	5,000	$0.41	2/27/2017
Anthony Pfau	Employee	5,000	$0.41	2/27/2017
Neil Hellfeldt	Employee	5,000	$0.41	2/27/2017
George M. Stoltz	Employee	5,000	$0.41	2/27/2017
Daniel Tolley	Employee	5,000	$0.41	2/27/2017

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

99.1	Board of Directors’ Resolutions, dated February 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ Michael Eller

By: Michael Eller

Principal Financial Officer

Date: March 5, 2014